UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2018

WABCO HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33332	20-8481962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chaussée de la Hulpe 166, 1170 Brussels, Belgium 2770 Research Drive, Rochester Hills, Michigan	48309-3511
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 32-2-663-98-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2018, the stockholders of WABCO Holdings Inc. (the “Company”) voted to approve the Amended and Restated WABCO Holdings Inc. 2009 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).

The principal modifications in the Omnibus Incentive Plan included (i) limiting the value of awards granted to Non-Employee Directors (as defined in the Omnibus Incentive Plan) in any calendar year to $500,000; (ii) combining the limits of annual and long-term cash awards paid to any participant during a calendar year into a single limit of $10,000,000; (iii) removing plan provisions regarding the now repealed “performance-based compensation” exemption; (iv) extending the term of the Omnibus Incentive Plan to expire on May 24, 2028; and (v) making other clarifying and administrative amendments. The number of shares available for grant under the Omnibus Incentive Plan was set at 5,000,000. As of March 31, 2018, 2,453,124 shares (subject to the Omnibus Incentive Plan’s share counting rules) remain available for granting awards under the Omnibus Incentive Plan.

The foregoing description of the Omnibus Incentive Plan is qualified in its entirety by reference to the Omnibus Incentive Plan, a copy of which is attached as Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 12, 2018, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a regular meeting of the Board of Directors (the “Board”) of the Company held on May 24, 2018, the Board, acting upon the recommendation of the Compensation, Nominating and Governance Committee, adopted an amendment to the Amended and Restated By-Laws of the Company (the “By-Law Amendment”) to implement a procedure by which the Company will include director nominees proposed by eligible stockholders on the Company’s proxy card and in the Company’s proxy statement for its annual meeting.

The By-Law Amendment incorporates these procedures as a new Section 17 to Article II (the “Proxy Access Procedure”) to the Amended and Restated By-Laws of the Company.

Provided that the requirements and procedures specified in the Proxy Access Procedure are met, an eligible stockholder or beneficial owner, or a group of up to 20 eligible stockholders or beneficial owners, may nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or 20% of the directors then serving on the Board (subject to certain adjustments and reductions as specified in the Proxy Access Procedure). An eligible stockholder, beneficial owner or group includes an individual or group who has owned a number of shares that (in the case of a group, in the aggregate) represents at least three percent (3%) of the Company’s outstanding common stock and who has held such percentage of capital stock continuously for at least three years.

The nominating stockholder, beneficial owner or group and each nominee must satisfy the eligibility, procedural and disclosure requirements as specified in the Proxy Access Procedure, including that a written notice is delivered to the Secretary of the Company not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary of the date the definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting, subject to adjustment as provided in the Proxy Access Procedure.

The By-Law Amendment became effective immediately, with the Proxy Access Procedure first being available to shareholders for the Company’s 2019 Annual Meeting of Shareholders.

The foregoing description of the Proxy Access Procedure and the By-Law Amendment is qualified in its entirety by reference to the By-Law Amendment, a copy of which is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2018, the Company held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 48,833,392 (91.1%) of the Company’s issued and outstanding common stock held of record as of the close of business on March 29, 2018 were present in person or by proxy at the Annual Meeting. The information below is a summary of the final voting results on the proposals considered and voted upon at the Annual Meeting.

Election of Directors

The following persons were duly elected as directors of the Company for new terms which will expire at the Company’s Annual Meeting of Shareholders in 2021, or until their successors are duly elected and qualified. The table below sets forth the voting results for each nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jean-Paul L. Montupet	45,833,017	1,067,941	1,932,434
D. Nick Reilly	46,698,829	202,129	1,932,434
Michael T. Smith	44,988,069	1,912,889	1,932,434

Ratification of Appointment of Auditors

At the Annual Meeting, the Company’s shareholders ratified the appointment of Ernst & Young Bedrijfsrevisoren BCVBA/Reviseurs d’Entreprises SCCRL as the Company’s independent registered public accounting firm for the year ending December 31, 2018. Set forth below is the result of the shareholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2018	48,487,154	337,716	8,522

Advisory Vote To Approve Executive Compensation

At the Annual Meeting, the Company’s shareholders voted to approve, on an advisory basis, the compensation paid to the Company’s named executive officers. Set forth below is the result of the shareholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve, on an Advisory Basis, the Compensation Paid to the Company’s Named Executive Officers	44,889,747	1,991,562	19,649	1,932,434

Approval of Amended and Restated Omnibus Incentive Plan

At the Annual Meeting, the Company’s shareholders voted to approve the amendment and restatement of the Amended and Restated WABCO Holdings Inc. 2009 Omnibus Incentive Plan. Set forth below is the result of the shareholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve the Amended and Restated WABCO Holdings Inc. 2009 Omnibus Incentive Plan	43,335,198	3,554,206	11,554	1,932,434

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

3.2	Amendment No. 1 to the Amended and Restated By-Laws of WABCO Holdings Inc.

10.1	Amended and Restated WABCO Holdings Inc. 2009 Omnibus Incentive Plan (previously filed as Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-33332), filed on April 12, 2018 and herein incorporated by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2018	WABCO HOLDINGS INC.

	By:	/S/ LISA BROWN
	Name:	Lisa Brown
	Title:	Chief Legal Officer & Secretary